SCHEDULE 14A
                                 (rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

                             Filed by the Registrant
                   Filed by a Party other than the Registrant

                           Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|X|   Soliciting Material Under Rule 14a-12

                      Seligman New Technologies Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            _________

      (2)   Aggregate number of securities to which transaction applies:
            _________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            __________

      (4)   Proposed maximum aggregate value of transaction: __________

      (5)   Total fee paid: __________

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid: __________

      (2)   Form, Schedule or Registration Statement No.: __________

      (3)   Filing Party: __________

      (4)   Date Filed: __________

                                                         IMPORTANT PRIORITY MAIL
JWS
                                                    Please take a moment of your
                                                      time and cast your vote.

--------------------------------------------------------------------------------

                                                                February 2, 2004

                      Seligman New Technologies Fund, Inc.
                    100 Park Avenue, New York, New York 10017

             The Special Meeting of Stockholders has been adjourned
               to Wednesday, February 25, 2004, 2:00 pm Local Time

Dear Stockholder:

We are writing to inform you that the Special Meeting of Stockholders scheduled for Friday, January 23, 2004 has been adjourned to WEDNESDAY, FEBRUARY 25, 2004 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitations and the possibility of another meeting adjournment.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your vote to be represented, we must receive your instructions by 2:00 p.m. local time on Wednesday, February 25, 2004. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call Georgeson at 1-866-800-1820 or consult the proxy statement that was previously mailed to you.

For your convenience, please utilize one of the easy methods below to register your vote:

      1.    BY INTERNET.

            Visit www.proxyvote.com and enter the control number located on your proxy card.

      2.    BY TOUCH-TONE PHONE.

            Dial the toll-free number found on your proxy card and follow the simple instructions.

      3.    BY MAIL.

            Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Thank you for your help.